               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February 17, 2004

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         33-50291                                  51-0337491
  (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On February 17, 2004,  Registrant made available  the
          Monthly Servicer Certificates for the Period of January 2004
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  February 17, 2004                  By:/s/ Paul E. Martin
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

--------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate # 40, dated February 17, 2004

   20.2        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #34, dated February 17, 2004

   20.3        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #28, dated February 17, 2004

   20.4        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #22, dated February 17, 2004

   20.5        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #15, dated February 17, 2004

   20.6        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #9, dated February 17, 2004

   20.7        Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #4, dated February 17, 2004

--------------------------------------------------------------------------------
                         EXHIBIT 20.1

             Navistar Financial 2000 - B Owner Trust
                For the Month of January, 2004
             Distribution Date of February 17, 2004
                   Servicer Certificate #40

Original Pool Amount                                      $764,710,097.53

Beginning Pool Balance                                     $83,549,636.97
Beginning Pool Factor                                           0.1092566

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)      $5,371,444.06
    Interest Collected                                        $659,049.07

Additional Deposits:
    Repurchase Amounts                                              $0.00
    Liquidation Proceeds/Recoveries                           $508,905.22
Total Additional Deposits                                     $508,905.22

Repos/Chargeoffs                                              $165,472.69
Aggregate Number of Notes Charged Off                                 166

Total Available Funds                                       $6,539,398.35

Ending Pool Balance                                        $78,012,720.22
Ending Pool Factor                                              0.1020161

Servicing Fee                                                  $69,624.70

Repayment of Servicer Advances                                      $0.00

Memo Item - Reserve Account
    Prior Month Balance                                    $15,294,201.95
    Invest. Income                                             $13,429.23
    Excess Serv.                                              $459,054.87
    Transfer (to)/from Collections Account                          $0.00
    Beginning Balance                                      $15,766,686.05

Reserve Account:
    Beginning Balance  (see Memo Item)                     $15,766,686.05
    Target Percentage                                                5.50%
    Target Balance                                          $4,290,699.61
    Minimum Balance                                        $15,294,201.95
    (Release)/Deposit                                        ($472,484.10)
    Ending Balance                                         $15,294,201.95

Current Weighted Average APR:                                       9.705%
Current Weighted Average Remaining Term (months):                   17.12

Delinquencies                                                   Dollars      Notes
    Installments:                              1 - 30 days   1,034,891.98     854
                                              31 - 60 days     278,084.60     258
                                                 60+  days     191,199.40      55

    Total:                                                   1,504,175.98     878

    Balances:                                    60+  days   1,004,483.89      55

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of January, 2004

                                               TOTAL     CLASS A - 1     CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $764,710,097.53 $140,000,000.00 $232,400,000.00  $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
    Distribution Percentages                                    0.00%           0.00%            0.00%          96.25%         3.75%
    Coupon                                                    6.7300%         6.6600%          6.6700%         6.7800%       7.0300%

Beginning Pool Balance                $83,549,636.97
Ending Pool Balance                   $78,012,720.22

Collected Principal                    $5,371,444.06
Collected Interest                       $659,049.07
Charge - Offs                            $165,472.69
Liquidation Proceeds/Recoveries          $508,905.22
Servicing                                 $69,624.70
Cash Transfer from Reserve Account             $0.00
Ttl Collections Avail for Debt Svc     $6,469,773.65

Beginning Balance                     $83,549,637.00           $0.00           $0.00            $0.00  $75,166,056.73  $8,383,580.27

Interest Due                             $473,802.03           $0.00           $0.00            $0.00     $424,688.22     $49,113.81
Interest Paid                            $473,802.03           $0.00           $0.00            $0.00     $424,688.22     $49,113.81
Principal Due                          $5,536,916.75           $0.00           $0.00            $0.00   $5,329,282.37    $207,634.38
Principal Paid                         $5,536,916.75           $0.00           $0.00            $0.00   $5,329,282.37    $207,634.38

Ending Balance                        $78,012,720.25           $0.00           $0.00            $0.00  $69,836,774.36  $8,175,945.89
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amt)                            0.0000          0.0000           0.0000          0.3907         0.2851
Total Distributions                    $6,010,718.78           $0.00           $0.00            $0.00   $5,753,970.59    $256,748.19

Interest Shortfall                             $0.00           $0.00           $0.00            $0.00           $0.00          $0.00
Principal Shortfall                            $0.00           $0.00           $0.00            $0.00           $0.00          $0.00
    Total Shortfall                            $0.00           $0.00           $0.00            $0.00           $0.00          $0.00
        (required from Reserve)
Excess Servicing                         $459,054.87
    (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance        $15,766,686.05
(Release)/Draw                          ($472,484.10)
Ending Reserve Acct Balance           $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $32,498.53
 Total Outstanding Servicer Advances  $14,619,553.99
--------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of January, 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                 5                 4               3                2                1
                                              Sep-03            Oct-03          Nov-03           Dec-03           Jan-04

Beginning Pool Balance               $111,200,103.19   $103,543,938.70  $96,943,722.52   $90,649,396.07   $83,549,636.97

A) Loss Trigger:
Principal of Contracts Charged Off       $136,390.22       $286,395.71     $135,727.64       $62,483.12      $165,472.69
Recoveries                               $407,195.29       $602,751.34     $231,014.56      $127,917.46      $508,905.22

Total Charged Off (Months 5,4,3)         $558,513.57
Total Recoveries (Months 3,2,1)          $867,837.24
Net Loss/(Recoveries) for 3 Mos         ($309,323.67)(a)

Total Balance (Months 5,4,3)         $311,687,764.41 (b)

Loss Ratio Annualized [(a/b)*(12)]           -1.1909%

Trigger: Is Ratio > 1.5%                          No

                                                                                Nov-03            Dec-03          Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                         $1,298,701.09       $897,193.43   $1,004,483.89
    As % of Beginning Pool Balance                                             1.33964%          0.98974%        1.20226%
    Three Month Average                                                         1.3408%           1.1338%        1.17721%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:               2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                        No

====================================================================================================================================

                                  EXHIBIT 20.2

                    Navistar Financial 2001 - A Owner Trust
                         For the Month of January 2004
                     Distribution Date of February 17, 2004
                            Servicer Certificate #34

Original Pool Amount                                            $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                     $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                    $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                     $22,107,022.10
Beginning Pool Balance                                           $83,711,784.48
Beginning Pool Factor                                                 0.2092799

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $4,094,364.87
     Interest Collected                                             $651,814.99
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $150,023.16
Total Additional Deposits                                           $150,023.16

Repos / Chargeoffs                                                  $172,751.93
Aggregate Number of Notes Charged Off                                       112

Total Available Funds                                             $4,896,203.02

Ending Pool Balance                                              $79,444,667.68
Ending Pool Factor                                                    0.1986121

Servicing Fee                                                        $69,759.82

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month Balance                                          $7,999,984.48
     Invest. Income                                                   $6,182.44
     Excess Serv.                                                   $180,287.65
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                            $8,186,454.57

Reserve Account:

     Beginning Balance  (see Memo Item)                           $8,186,454.57
     Target Percentage                                                    5.50%
     Target Balance                                               $4,369,456.72
     Minimum Balance                                              $7,999,984.48
     (Release) / Deposit                                           ($186,470.09)
     Ending Balance                                               $7,999,984.48

Current Weighted Average APR:                                            9.391%

Current Weighted Average Remaining Term (months):                         22.48

Delinquencies
                                                                        Dollars    Notes
     Installments:                                     1 - 30 days   844,894.34      728
                                                       31 - 60 days  280,032.16      239
                                                       60+  days     142,157.35       76

     Total:                                                        1,267,083.85      763

     Balances:                                         60+  days     971,308.41       76

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of January 2004
                                                                        NOTES

                                               TOTAL    CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $400,000,000.00  $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
    Distribution Percentages  1                                 0.00%           0.00%           0.00%         95.75%          4.25%
    Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                $83,711,784.48
Ending Pool Balance                   $79,444,667.68

Collected Principal                    $4,094,364.87
Collected Interest                       $651,814.99
Charge - Offs                            $172,751.93
Liquidation Proceeds / Recoveries        $150,023.16
Servicing                                 $69,759.82
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $4,826,443.20

Beginning Balance                     $83,711,784.49           $0.00           $0.00          $0.00  $77,072,783.64  $6,639,000.85

Interest Due 2                           $379,038.75           $0.00           $0.00          $0.00     $348,112.07     $30,926.68
Interest Paid                            $379,038.75           $0.00           $0.00          $0.00     $348,112.07     $30,926.68
Principal Due                          $4,267,116.80           $0.00           $0.00          $0.00   $4,085,764.34    $181,352.46
Mandatory Prepayments Class A-1 only
Principal Paid                         $4,267,116.80           $0.00           $0.00          $0.00   $4,085,764.34    $181,352.46

Ending Balance                        $79,444,667.69           $0.00           $0.00          $0.00  $72,987,019.30  $6,457,648.39
Note/Certificate Pool Factor
    (Ending Balance/Original Pool Amt)                        0.0000          0.0000         0.0000          0.7890         0.3799

Total Distributions                    $4,646,155.55           $0.00           $0.00          $0.00   $4,433,876.41    $212,279.14

Interest Shortfall                             $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                            $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
            Total Shortfall                    $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Excess Servicing                         $180,287.65
    (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance         $8,186,454.57
(Release) / Draw                        ($186,470.09)
Ending Reserve Acct Balance            $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $116,331.19
 Total Outstanding Servicer Advances    $6,680,060.88
-------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                   5                4               3               2               1
                                              Sep-03           Oct-03          Nov-03          Dec-03          Jan-04

Beginning Pool Balance               $107,310,294.11  $102,055,650.76  $94,715,946.81  $90,007,923.36  $83,711,784.48

A) Loss Trigger:
Principal of Contracts Charged Off        $57,568.84      $255,104.19     $104,530.74      $65,977.88     $172,751.93
Recoveries                               $352,135.14      $809,527.24      $78,088.82     $238,550.16     $150,023.16

Total Charged Off (Months 5,4,3)         $417,203.77
Total Recoveries (Months 3,2,1)          $466,662.14
Net Loss/(Recoveries) for 3 Mos          ($49,458.37)(a)

Total Balance (Months 5,4,3)         $304,081,891.68 (b)

Loss Ratio Annualized [(a/b)*(12)]           -0.1952%

Trigger: Is Ratio > 1.5%                          No

                                                                               Nov-03           Dec-03         Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                        $1,049,257.58      $922,193.44    $971,308.41
    As % of Beginning Pool Balance                                            1.10779%         1.02457%       1.16030%
    Three Month Average                                                       0.93790%         0.99293%       1.09755%

Trigger: Is Average > 2.0%                        No

C) NNoteholdersPPercentTTrigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                      2.0000%

Trigger: Is Minimum < 1.0%                        No

====================================================================================================================================

                                   EXHIBIT 20.3

                     Navistar Financial 2001 - B Owner Trust
                          For the Month of January 2004
                      Distribution Date of February 17, 2004
                            Servicer Certificate #28

Original Pool Amount                                           $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                   $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                  $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                    $30,633,447.04
Beginning Pool Balance                                         $162,185,177.56
Beginning Pool Factor                                                0.3243707

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $9,025,523.83
     Interest Collected                                          $1,112,797.81
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                             $581,055.39
Total Additional Deposits                                          $581,055.39

Repos / Chargeoffs                                                  $38,202.38
Aggregate Number of Notes Charged Off                                      142

Total Available Funds                                           $10,547,355.57

Ending Pool Balance                                            $153,293,472.81
Ending Pool Factor                                                   0.3065873

Servicing Fee                                                      $135,154.31

Repayment of Servicer Advances                                     $172,021.46

Memo Item - Reserve Account
     Prior Month Balance                                         $9,999,988.40
     Invest. Income                                                  $9,580.95
     Excess Serv.                                                  $970,623.85
     Transfer (to) Collections Acct                                      $0.00
     Beginning Balance                                          $10,980,193.20

Reserve Account:
     Beginning Balance  (see Memo Item)                         $10,980,193.20
     Target Percentage                                                   5.50%
     Target Balance                                              $8,431,141.00
     Minimum Balance                                             $9,999,988.40
     (Release) / Deposit                                          ($980,204.80)
     Ending Balance                                              $9,999,988.40

Current Weighted Average APR:                                           8.273%
Current Weighted Average Remaining Term (months):                        28.20

Delinquencies

                                                                       Dollars   Notes
     Installments:                              1 - 30 days       1,248,078.93   1,220
                                               31 - 60 days         277,876.10     287
                                                  60+  days         156,150.51      73

     Total:                                                       1,682,105.54   1,247

     Balances:                                    60+  days       1,016,844.78      73

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of January 2004

                                                                      NOTES

                                            TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4 CLASS B NOTES
Original Pool Amount                $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
    Distribution Percentages  1                               0.00%           0.00%          96.25%          0.00%          3.75%
    Coupon                                                  2.4400%         2.8300%         1.3500%        4.3700%        4.8300%

Beginning Pool Balance              $162,185,177.56
Ending Pool Balance                 $153,293,472.81

Collected Principal                   $8,853,502.37
Collected Interest                    $1,112,797.81
Charge - Offs                            $38,202.38
Liquidation Proceeds / Recoveries       $581,055.39
Swap Payments to/(from)Trust           ($105,358.88)
Servicing                               $135,154.31
Investment Earnings from Pre-Funding Acct.    $0.00
Negative Carry Amount                         $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc   $10,306,842.38

Beginning Balance                   $162,185,177.56          $0.00           $0.00  $62,219,808.40 $90,897,000.00  $9,068,369.16

Interest Due 2                          $444,513.78          $0.00           $0.00      $76,997.01    $331,016.58     $36,500.19
Interest Paid                           $444,513.78          $0.00           $0.00      $76,997.01    $331,016.58     $36,500.19
Principal Due                         $8,891,704.75          $0.00           $0.00   $8,558,265.82          $0.00    $333,438.93
Mandatory Prepayments Class A-1 only          $0.00          $0.00           $0.00
Principal Paid                        $8,891,704.75          $0.00           $0.00   $8,558,265.82          $0.00    $333,438.93

Ending Balance                      $153,293,472.81          $0.00           $0.00  $53,661,542.58 $90,897,000.00  $8,734,930.23
Note/Certificate Pool Factor                                0.0000          0.0000          0.2998         1.0000         0.4659
    (Ending Balance/Original Pool Amt)
Total Distributions                   $9,336,218.53          $0.00           $0.00   $8,635,262.83    $331,016.58    $369,939.12

Interest Shortfall                            $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                           $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
    Total Shortfall                           $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                        $970,623.85
    (see Memo Item-Reserve Account)

    Beginning Reserve Acct Balance   $10,980,193.20
    (Release) / Draw                   ($980,204.80)
    Ending Reserve Acct Balance       $9,999,988.40

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on One Month Libor +25bp.
3 LIBOR was reset on 2/12/04 at 1.09438%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 3/15/04 Distribution
is 1.34438%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($172,021.46)
 Total Outstanding Servicer Advances     $3,685,552.08
-------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                   5               4              3                 2                1
                                              Sep-03          Oct-03          Nov-03           Dec-03           Jan-04

Beginning Pool Balance               $205,622,300.10 $195,212,483.06 $180,027,386.78  $172,131,568.85  $162,185,177.56

A) Loss Trigger:
Principal of Contracts Charged Off       $384,532.76     $220,409.13      $95,347.52      $377,492.72       $38,202.38
Recoveries                               $457,435.96     $912,805.56      $91,211.47      $287,941.36      $581,055.39

Total Charged Off (Months 5,4,3)         $700,289.41
Total Recoveries (Months 3,2,1)          $960,208.22
Net Loss/(Recoveries) for 3 Mos         ($259,918.81)(a)

Total Balance (Months 5,4,3)         $580,862,169.94 (b)

Loss Ratio Annualized [(a/b)*(12)]           -0.5370%

Trigger: Is Ratio > 1.5%                          No

                                                                              Nov-03           Dec-03          Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                       $1,499,006.05     $1,285,129.47  $1,016,844.78
    As % of Beginning Pool Balance                                           0.83265%          0.74660%       0.62697%
    Three Month Average                                                      0.65060%          0.67836%       0.73541%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                       2.0000%

Trigger: Is Minimum < 1.0%                         No

====================================================================================================================================

                                    EXHIBIT 20.4

                       Navistar Financial 2002 - A Owner Trust
                            For the Month of January 2004
                        Distribution Date of February 17, 2004
                               Servicer Certificate #22

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                    $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $210,272,340.02
Beginning Pool Factor                                                  0.4205448

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,340,725.56
     Interest Collected                                            $1,350,151.48

Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $168,724.09
Total Additional Deposits                                            $168,724.09

Repos / Chargeoffs                                                   $171,293.48
Aggregate Number of Notes Charged Off                                         80

Total Available Funds                                             $13,469,968.82

Ending Pool Balance                                              $198,149,953.29
Ending Pool Factor                                                     0.3963000

Servicing Fee                                                        $175,226.95

Repayment of Servicer Advances                                       $389,632.31

Memo Item - Reserve Account
     Prior Month Balance                                          $11,590,863.11
     Invest. Income                                                    $9,370.74
     Excess Serv.                                                    $379,998.10
     Transfer (to) Collections Account                                     $0.00
     Beginning Balance                                            $11,980,231.95

Reserve Account:
     Beginning Balance  (see Memo Item)                           $11,980,231.95
     Target Percentage                                                     5.50%
     Target Balance                                               $10,898,247.43
     Specified Yield Supplement Amount                                     $0.00
     Specified Yield Supplement Amount                                $25,884.41
     Specified Reserve Account Balance                            $10,924,131.84
     Minimum Balance                                               $9,999,997.65
     (Release) / Deposit                                          ($1,056,100.11)
     Ending Balance                                               $10,924,131.84

Current Weighted Average APR:                                             7.581%
Current Weighted Average Remaining Term (months):                          31.30

Delinquencies

                                                                         Dollars   Notes
     Installments:                                   1 - 30 days   $1,225,450.19   1,315
                                                     31 - 60 days    $200,181.90     227
                                                     60+  days       $195,113.05      61

     Total:                                                        $1,620,745.14   1,339

     Balances:                                       60+  days     $1,021,446.67      61

====================================================================================================================================

Navistar Financial 2002 - A Owner Trust
For the Month of January 2004
                                                                          NOTES

                                               TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3      CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $500,000,000.00  $73,000,000.00 $182,000,000.00 $104,000,000.00  $121,000,000.00 $20,000,000.00
Distributions:
    Distribution Percentages  1                                0.00%           0.00%          96.00%            0.00%          4.00%
    Coupon                                                   1.9600%         3.0700%         4.0900%          4.7600%        4.9500%

Beginning Pool Balance               $210,272,340.02
Ending Pool Balance                  $198,149,953.29

Collected Principal                   $11,951,093.25
Collected Interest                     $1,350,151.48
Charge - Offs                            $171,293.48
Liquidation Proceeds / Recoveries        $168,724.09

Servicing                                $175,226.95
Investment Earnings from Pre-Funding Acct.     $0.00
Negative Carry Amount                          $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Ttl Collections Avail for Debt Svc    $13,294,741.87

Beginning Balance                    $210,272,340.02           $0.00           $0.00  $77,941,446.40  $121,000,000.00 $11,330,893.62

Interest Due 2                           $792,357.04           $0.00           $0.00     $265,650.43      $479,966.67     $46,739.94
Interest Paid                            $792,357.04           $0.00           $0.00     $265,650.43      $479,966.67     $46,739.94
Principal Due                         $12,122,386.73           $0.00           $0.00  $11,637,491.26            $0.00    $484,895.47
Mandatory Prepayments Class A-1 only           $0.00           $0.00
Principal Paid                        $12,122,386.73           $0.00           $0.00  $11,637,491.26            $0.00    $484,895.47

Ending Balance                       $198,149,953.29           $0.00           $0.00  $66,303,955.14  $121,000,000.00 $10,845,998.15
Note/Certificate Pool Factor
    (Ending Balance/Original Pool Amt)                        0.0000          0.0000          0.6375           1.0000         0.5423
Total Distributions                   $12,914,743.77           $0.00           $0.00  $11,903,141.69      $479,966.67    $531,635.41

Interest Shortfall                             $0.00           $0.00           $0.00           $0.00            $0.00          $0.00
Principal Shortfall                            $0.00           $0.00           $0.00           $0.00            $0.00          $0.00
    Total Shortfall                            $0.00           $0.00           $0.00           $0.00            $0.00          $0.00

Excess Servicing                         $379,998.10

    Beginning Reserve Acct Balance    $11,980,231.95
    (Release) / Draw                  ($1,056,100.11)
    Ending Reserve Acct Balance       $10,924,131.84

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month  ($389,632.31)
 Total Outstanding Servicer Advances $6,986,878.62
-------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                        5                   4                 3                2                 1
                                                   Sep-03              Oct-03            Nov-03           Dec-03            Jan-04

Beginning Pool Balance                    $266,213,315.90     $253,598,957.58   $234,882,052.22  $225,516,113.85   $210,272,340.02

A) Loss Trigger:
Principal of Contracts Charged Off            $185,171.11         $213,083.57        $60,454.52       $92,981.21       $171,293.48
Recoveries                                    $277,706.28         $604,052.29       $187,631.06       $48,771.15       $168,724.09

Total Charged Off (Months 5,4,3)              $458,709.20
Total Recoveries (Months 3,2,1)               $405,126.30
Net Loss/(Recoveries) for 3 Mos                $53,582.90 (a)

Total Balance (Months 5,4,3)              $754,694,325.70 (b)

Loss Ratio Annualized [(a/b)*(12)]                0.0852%

Trigger: Is Ratio > 1.5%                               No

                                                   Nov-03              Dec-03            Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days              $959,433.41       $2,013,396.18     $1,021,446.67
    As % of Beginning Pool Balance               0.40847%            0.89279%          0.48577%
    Three Month Average                          0.35220%            0.52416%          0.59568%

Trigger: Is Average > 2.0%                             No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                           2.1848%

Trigger: Is Minimum < 1.0%                             No

====================================================================================================================================

                               EXHIBIT 20.5

                   Navistar Financial 2002 - B Owner Trust
                        For the Month of January 2004
                   Distribution Date of February 17, 2004
                       Servicer Certificate  #15

Original Pool Amount                                             $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                    $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                    $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                     $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                     $25,713,811.37
Beginning Pool Balance                                           $464,169,238.51
Beginning Pool Factor                                                  0.5460819

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)            $16,199,542.86
    Interest Collected                                             $2,966,268.73
    Mandatory Prepayments                                                  $0.00
Additional Deposits:

    Repurchase Amounts                                                     $0.00

    Liquidation Proceeds / Recoveries                                $344,910.68
Total Additional Deposits                                            $344,910.68

Repos / Chargeoffs                                                   $957,081.86
Aggregate Number of Notes Charged Off                                        171

Total Available Funds                                             $19,510,722.27

Ending Pool Balance                                              $447,012,613.79
Ending Pool Factor                                                     0.5258976

Servicing Fee                                                        $386,807.70

Repayment of Servicer Advances                                             $0.00
--------------------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                           $25,534,784.89
    Trans Base                                                             $0.00
    Trans Low/0%                                                           $0.00
    Invest. Income                                                    $20,543.86
    Excess Serv.                                                     $759,092.68
    Transfer (to)                                                          $0.00
                                                                ----------------
    Collections Acct
    Beginning Balance                                             $26,314,421.43
--------------------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                            $26,314,421.43
    Target Percentage                                                      5.50%
    Target Balance                                                $24,585,693.76
    Specified Yield Supplement Amount                                      $0.00
    Specified Yield Supplement Amount                                  $3,334.32
    Specified Reserve Account Balance                             $24,589,028.08
    Minimum Balance                                               $16,999,987.45
    (Release) / Deposit                                           ($1,725,393.35)
    Ending Balance                                                $24,589,028.08
--------------------------------------------------------------------------------
Current Weighted Average APR:                                             7.625%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          36.91
--------------------------------------------------------------------------------

Delinquencies                                                            Dollars   Notes
                                                                ----------------- -------
    Installments:                                 1 - 30 days       2,276,351.92   2,604
                                                  31 - 60 days        639,149.85     518
                                                  60+  days           332,925.14     124

    Total:                                                          3,248,426.91   2,654

    Balances:                                     60+  days         2,460,203.14     124

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of January 2004
                                                                           NOTES
                           TOTAL          CLASS A - 1     CLASS A - 2  CLASS A - 3a(3)   CLASS A - 3b    CLASS A - 4   CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution % 1                              0.00%          88.14%           7.04%          0.82%           0.00%         4.00%
    Coupon                                      1.6200%         1.9200%         1.3500%        2.6400%         3.5200%       5.2700%

Beginning Pool Bal     $464,169,238.51
Ending Pool Bal        $447,012,613.79

Collected Principal     $16,199,542.86
Collected Interest       $2,966,268.73
Charge - Offs              $957,081.86
Liquidation
    Proceeds/Recoveries    $344,910.68
Swap Payments to/
    (from)Trust           ($213,208.33)
Servicing                  $386,807.70
Investment Earnings
    from Pre-Funding             $0.00
Negative Carry Amount            $0.00
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from
   Reserve Account               $0.00
Total Collections Avail for
 Debt svc               $18,910,706.24

Beginning Balance      $464,169,238.51           $0.00  $15,122,468.97 $215,000,000.00 $25,000,000.00 $184,000,000.00 $25,046,769.54

Interest Due 2             $994,988.84           $0.00      $24,195.95     $266,062.50     $55,000.00     $539,733.33    $109,997.06
Interest Paid              $994,988.84           $0.00      $24,195.95     $266,062.50     $55,000.00     $539,733.33    $109,997.06
Principal Due           $17,156,624.72           $0.00  $15,122,468.97   $1,207,485.47    $140,405.29           $0.00    $686,264.99
Mandatory Prepayments
   Class A-1 only                $0.00           $0.00
Principal Paid          $17,156,624.72           $0.00  $15,122,468.97   $1,207,485.47    $140,405.29           $0.00    $686,264.99

Ending Balance         $447,012,613.79           $0.00           $0.00 $213,792,514.53 $24,859,594.71 $184,000,000.00 $24,360,504.55
Note Certificate Pool Factor
    (Ending Balance/Original Pool Amt)          0.0000          0.0000          0.9944         0.9944          1.0000         0.7165
Total Distributions     $18,151,613.56           $0.00  $15,146,664.92   $1,473,547.97    $195,405.29     $539,733.33    $796,262.05

Interest Shortfall               $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
 (see Memo Item-
     Reserve Acct          $759,092.68

 Beginning Reserve
   Acct Balance         $26,314,421.43
    (Release) / Draw    ($1,725,393.35)
Ending Reserve
  Acct Balance          $24,589,028.08

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days.  Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1. Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.
3 LIBOR was reset on 2/12/04 at 1.09438%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 3/15/04 Distribution
is 1.34438%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month    $100,363.36
 Total Outstanding Servicer Advances $4,121,296.08
------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                         5                   4              3               2               1               0
                                      Aug-03              Sep-03         Oct-03         Nov-03          Dec-03          Jan-04

Remaining Gross Balance             $686,931,353.53  $653,935,925.05 $626,432,813.65 $580,238,623.30 $553,721,461.49 $520,824,113.89

A) Loss Trigger:
Principal of Contracts Charged Off      $824,556.39      $441,047.24     $356,355.28     $326,364.64     $264,244.81     $957,081.86
Recoveries                              $488,637.63      $545,762.33     $738,274.90     $255,534.61     $461,814.54     $344,910.68

Total Charged Off (Months 5,4,3)      $1,621,958.91
Total Recoveries (Months 3,2,1)       $1,455,624.05
                                    ----------------
Net Loss/(Recoveries) for 3 Mos         $166,334.86 (a)

Total Balance (Months 5,4,3)      $1,967,300,092.23 (b)

Loss Ratio Annualized [(a/b)*(12)]           0.1015%

Trigger: Is Ratio > 1.5%                         No

                                                                                          Nov-03          Dec-03          Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                      $3,381,563.99   $4,595,985.56   $2,460,203.14
    As % of Remaining Gross Balance                                                         0.58279%        0.83002%        0.47237%
    Three Month Average                                                                     0.46518%        0.60757%        0.62839%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance           2.8928%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                        No

====================================================================================================================================

                                EXHIBIT 20.6

                   Navistar Financial 2003 - A Owner Trust
                       For the Month of January 2004
                   Distribution Date of February 17, 2004
                        Servicer Certificate  #9

Original Pool Amount                                           $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                   $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                  $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                            $0.00
Subsequent Receivables (transferred xx/xx/xx)                            $0.00
Beginning Pool Balance                                         $370,264,824.79
Beginning Pool Factor                                                0.7405307

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)          $14,470,474.70
    Interest Collected                                           $2,177,379.85
    Mandatory Prepayments                                                $0.00
Additional Deposits:

    Repurchase Amounts                                                   $0.00

    Liquidation Proceeds / Recoveries                              $200,605.98
Total Additional Deposits                                          $200,605.98

Repos / Chargeoffs                                                 $374,105.55
Aggregate Number of Notes Charged Off                                       65

Total Available Funds                                           $16,607,090.13

Ending Pool Balance                                            $355,661,614.94
Ending Pool Factor                                                   0.7113242

Servicing Fee                                                      $308,554.02

Repayment of Servicer Advances                                     $241,370.40
------------------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                         $20,426,447.09
    Trans Base                                                           $0.00
    Trans Low/0%                                                         $0.00
    Invest. Income                                                  $16,323.13
    Excess Serv.                                                 $1,142,494.91
    Transfer (to)                                                        $0.00
                                                                ---------------
    Collections Acct
    Beginning Balance                                           $21,585,265.13
------------------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                          $21,585,265.13
    Target Percentage                                                     5.50%
    Target Balance                                              $19,561,388.82
    Specified Yield Supplement Amount                               $57,155.90
    Specified Yield Supplement Amount                                    $0.00
    Specified Reserve Account Balance                           $19,618,544.72
    Minimum Balance                                              $9,999,985.97
    (Release) / Deposit                                         ($1,966,720.41)
    Ending Balance                                              $19,618,544.72
------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.334%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        42.75
------------------------------------------------------------------------------
Delinquencies                                                         Dollars    Notes
                                                               ---------------  -------
    Installments:                                  1 - 30 days    1,864,689.27    1,733
                                                   31 - 60 days     442,858.30      350
                                                   60+  days        169,031.53       89

    Total:                                                        2,476,579.10    1,759

    Balances:                                      60+  days      1,492,041.83       89

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of January 2004
                                                                                                                                                                                                                                    NOTES
                                           TOTAL         CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Distributions:
       Distribution Percentages  1                               0.00%          96.25%           0.00%           0.00%         3.75%
       Coupon                                                  1.2500%         1.3100%         1.7300%         2.2400%       3.0800%

Beginning Pool Balance                 $370,264,824.79
Ending Pool Balance                    $355,661,614.94

Collected Principal                     $14,229,104.30
Collected Interest                       $2,177,379.85
Charge - Offs                              $374,105.55
Liquidation Proceeds / Recoveries          $200,605.98
Servicing                                  $308,554.02
Investment Earnings from Pre-Funding Acct.       $0.00
Cash Transfer from Negative Carry Acct.          $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Ttl Collections Avail for Debt Svc      $16,298,536.11

Beginning Balance                      $370,264,824.79          $0.00 $131,942,393.86 $113,000,000.00 $108,250,000.00 $17,072,430.93

Interest Due 2                             $552,831.35          $0.00     $144,037.11     $162,908.33     $202,066.67     $43,819.24
Interest Paid                              $552,831.35          $0.00     $144,037.11     $162,908.33     $202,066.67     $43,819.24
Principal Due                           $14,603,209.85          $0.00  $14,055,589.48           $0.00           $0.00    $547,620.37
Mandatory Prepayments Class A-1 only **          $0.00          $0.00
Principal Paid                          $14,603,209.85          $0.00  $14,055,589.48           $0.00           $0.00    $547,620.37

Ending Balance
Note / Certificate Pool Factor         $355,661,614.94          $0.00 $117,886,804.38 $113,000,000.00 $108,250,000.00 $16,524,810.56
                                                               0.0000          0.6736          1.0000          1.0000         0.8813
Total Distributions
                                       $15,156,041.20           $0.00  $14,199,626.59     $162,908.33     $202,066.67    $591,439.61

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
     (see Memo Item - Reserve Acct)     $1,142,494.91

     Beginning Reserve Acct Balance    $21,585,265.13
     (Release) / Draw                  ($1,966,720.41)
     Ending Reserve Acct Balance       $19,618,544.72

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for
Class A-1.  Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   ($241,370.40)
 Total Outstanding Servicer Advances            $3,113,773.48
--------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                 4              3               2              1              0
                                        Aug-03            Sep-03         Oct-03         Nov-03         Dec-03         Jan-04

Remaining Gross Balance            $518,070,736.37  $498,105,610.11 $481,037,541.53 $456,809,418.08 $439,795,299.46 $420,212,793.26

A) Loss Trigger:
Principal of Contracts Charged Off     $787,952.26      $136,667.78     $519,229.68     $191,162.85     $136,519.62     $374,105.55
Recoveries                              $65,363.79      $214,386.52     $398,860.57     $250,609.12     $114,505.27     $200,605.98

Total Charged Off (Months 5,4,3)     $1,443,849.72
Total Recoveries (Months 3,2,1)        $763,974.96
                                   -----------------
Net Loss/(Recoveries) for 3 Mos        $679,874.76 (a)

Total Balance (Months 5,4,3)     $1,497,213,888.01(b)

Loss Ratio Annualized [(a/b)*(12)]          0.5449%

Trigger: Is Ratio > 1.5%                        No

                                                                                          Nov-03         Dec-03         Jan-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                       $1,340,660.15 $1,992,575.91   $1,492,041.83
    As % of Remaining Gross Balance                                                          0.29348%      0.45307%        0.35507%
    Three Month Average                                                                      0.20591%      0.28090%        0.36721%

Trigger: Is Average > 2.0%                      No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance         3.9237%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                      No

Beginning Balance-Back-up
           Servicer Acct                $250,000.00
plus:  Monthly Interest Earned              $197.07
less:  Monthly Interest Earned
          returned to NFC                  ($197.07)
less:  Activity for month                     $0.00
Ending Balance- Back-up Servicer Acct   $250,000.00

====================================================================================================================================

                                 EXHIBIT 20.7

                    Navistar Financial 2003 - B Owner Trust
                        For the Month of January 2004
                    Distribution Date of February 17, 2004
                          Servicer Certificate  #4

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                    $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $512,529,451.23
Beginning Pool Factor                                                  0.9318752

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,496,560.88
     Interest Collected                                            $2,818,510.77
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                   $117,857.82
Aggregate Number of Notes Charged Off                                         13

Total Available Funds                                             $15,142,073.21

Ending Pool Balance                                              $500,088,030.97
Ending Pool Factor                                                     0.9092543

Servicing Fee                                                        $427,107.88

Repayment of Servicer Advances                                       $172,998.44
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                          $26,315,675.44
     Trans Base                                                            $0.00
     Trans Low/0%                                                          $0.00
     Invest. Income                                                   $20,149.60
     Excess Serv.                                                  $1,271,758.16
     Transfer (to)                                                         $0.00
                                                               -----------------
     Collections Acct
     Beginning Balance                                            $27,607,583.20
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                           $27,607,583.20
     Target Percentage                                                     5.50%
     Target Balance                                               $27,504,841.70
     Specified Yield Supplement Amount                               $124,096.69
     Specified Yield Supplement Amount                                   $586.14
     Specified Reserve Account Balance                            $27,629,524.53
     Minimum Balance                                              $10,999,959.33
     (Release) / Deposit                                             ($20,149.60)
     Ending Balance                                               $27,587,433.60
--------------------------------------------------------------------------------
Current Weighted Average APR:                                             6.614%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          48.26
--------------------------------------------------------------------------------
Delinquencies                                                            Dollars     Notes
                                                               -----------------  --------
     Installments:                                   1 - 30 days    1,426,639.71     1,381
                                                     31 - 60 days     182,936.44       130
                                                     60+  days         19,721.09        16

     Total:                                                         1,629,297.24     1,388

     Balances:                                       60+  days        670,154.35        16

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Navistar Financial 2003 - B Owner Trust
For the Month of January 2004
                                                                                             NOTES
                                         TOTAL         CLASS A - 1      CLASS A - 2     CLASS A - 3    CLASS A - 4    CLASS B NOTES
Original Pool Amount                 $550,000,000.00 $93,400,000.00  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Distributions:
            Distribution Percentages  1                      100.00%            0.00%           0.00%           0.00%          0.00%
            Coupon                                         1.140630%        1.690000%       1.300000%       3.250000%      3.790000%

Beginning Pool Balance               $512,529,451.23
Ending Pool Balance                  $500,088,030.97

Collected Principal                   $12,323,562.44
Collected Interest                     $2,818,510.77
Charge - Offs                            $117,857.82
Liquidation Proceeds / Recoveries              $0.00
Swap Payments to/(from)Trust            ($152,000.00)
Servicing                                $427,107.88
Investment Earnings from Pre-Funding Acct.     $0.00
Cash Transfer from Negative Carry Acct.        $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc  $14,562,965.33

Beginning Balance                    $512,529,451.23 $55,929,451.23  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00

Interest Due 2                           $849,786.91     $58,478.58      $230,262.50     $190,666.67     $300,895.83     $69,483.33
Interest Paid                            $849,786.91     $58,478.58      $230,262.50     $190,666.67     $300,895.83     $69,483.33
Principal Due                         $12,441,420.26 $12,441,420.26            $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **        $0.00          $0.00
Principal Paid                        $12,441,420.26 $12,441,420.26            $0.00           $0.00           $0.00          $0.00

Ending Balance                       $500,088,030.97 $43,488,030.97  $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Note/Certificate Pool Factor
      (Ending Balance/Original Pool Amt)                     0.4656           1.0000          1.0000          1.0000         1.0000
Total Distributions                   $13,291,207.17 $12,499,898.84      $230,262.50     $190,666.67     $300,895.83     $69,483.33

Interest Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
        Total Shortfall                        $0.00          $0.00            $0.00           $0.00           $0.00          $0.00

Excess Servicing
   (see Memo Item-Reserve Acct         $1,271,758.16

        Beginning Reserve Acct Bal    $27,607,583.20
        (Release) / Draw                 ($20,149.60)
        Ending Reserve Acct Bal       $27,587,433.60

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3.  Class A-2, and A-4 and Class B Interest calculated on 15 days.
3 LIBOR was reset on 2/12/04 at 1.09438%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 3/15/04 Distribution
Date is 1.29438%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   ($172,998.44)
 Total Outstanding Servicer Advances            $1,544,765.68
---------------------------------------------------------------------

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Navistar Financial 2003 - B Owner Trust
For the Month of January 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                      5         4           3               2               1              0
                                    Aug-03    Sep-03     Oct-03           Nov-03         Dec-03          Jan-04

Remaining Gross Balance              N/A       N/A   $399,499,943.17 $605,230,615.98 $592,687,464.01 $573,702,038.35

A) Loss Trigger:
Principal of Contracts Charged Off   N/A       N/A       $155,813.44      $73,342.50      $94,529.02     $117,857.82
Recoveries                           N/A      $0.00            $0.00           $0.00           $0.00           $0.00

Total Charged Off (Months 5,4,3)     N/A
Total Recoveries (Months 3,2,1)    $0.00
                                  ---------
Net Loss/(Recoveries) for 3 Mos      N/A(a)

Total Balance (Months 5,4,3)         N/A(b)

Loss Ratio Annualized [(a/b)*(12)]   N/A

Trigger: Is Ratio > 1.5%              No

                                                                          Nov-03         Dec-03          Jan-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                  $1,438,893.20   $1,069,802.20    $670,154.35
     As % of Remaining Gross Balance                                     0.23774%        0.18050%       0.11681%
     Three Month Average                                                     N/A         0.17680%       0.17835%

Trigger: Is Average > 2.0%            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Bal     5.0159%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%            No

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